Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF

THE UNITED STATES CODE

In connection with the Quarterly Report of Rewards Network Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald L. Blake, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2010

/S/ RONALD L. BLAKE
Ronald L. Blake President and Chief Executive Officer

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